UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2015
Sigma-Aldrich Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Spruce Street, St. Louis, Missouri 63103
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: (314) 771-5765
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2015 Annual Meeting on May 5, 2015 to: (i) elect ten directors to the Company’s Board of Directors (the “Board”); (ii) ratify the appointment of KPMG LLP by the Company’s Audit Committee (the “Audit Committee”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and (iii) hold an advisory vote to approve named executive officer compensation. As of March 6, 2015, the record date for the 2015 Annual Meeting, there were 119,459,879 outstanding shares of Common Stock eligible to vote. Of such shares, 101,199,673 were represented at the 2015 Annual Meeting, or an 84.7% quorum.
Election of Directors. The Company’s shareholders approved all ten nominees for election to the Board for terms expiring at the Company’s 2016 Annual Meeting of Shareholders or until their respective successors are elected and qualified, with the number of votes cast for and against, abstentions and broker non-votes for each of these individuals set forth below:

Director	For	Against	Abstain	Broker Non-Votes
Rebecca M. Bergman	89,668,983	197,326	508,757	10,824,607
George M. Church	89,648,067	209,968	517,031	10,824,607
Michael L. Marberry	89,653,105	206,097	515,864	10,824,607
W. Lee McCollum	88,908,977	948,586	517,503	10,824,607
Avi M. Nash	89,627,994	229,851	517,221	10,824,607
Steven M. Paul	89,527,980	329,398	517,688	10,824,607
J. Pedro Reinhard	89,133,359	725,580	516,127	10,824,607
Rakesh Sachdev	89,219,792	635,520	519,754	10,824,607
D. Dean Spatz	89,022,933	835,318	516,815	10,824,607
Barrett A. Toan	89,162,346	696,016	516,704	10,824,607
Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2015. The Company’s shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
100,074,938	602,888	521,847	0
Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders approved the non-binding resolution approving the compensation of the Company’s named executive officers with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
87,738,788	1,950,012	686,266	10,824,607

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION

Date: May 5, 2015	By:	/s/ George L. Miller
George L. Miller Senior Vice President, General Counsel and Secretary